MERRILL LYNCH
                                                            FLORIDA MUNICIPAL
                                                            BOND FUND

                               [GRAPHIC OMITTED]

                                                   STRATEGIC
                                                            Performance


                                                            Annual Report
                                                            July 31, 1999

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long- term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the six-month period ended July 31, 1999, yields on long-term US Treasury bonds increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. The yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

At the start of the fiscal year ended July 31, 1999, the US economy was strong and inflation was low. We opted to maintain a fully invested position going into the second half of the year and sought to maintain a high level of tax-exempt income. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in significant increases in interest rates.

However, the Federal Reserve Board raised interest rates in May. Modest improvements in foreign economies also played a factor in the Federal Reserve Board's decision to raise short-term interest rates, which pushed long-term interest rates higher as well. We remained fully invested, believing that the recent spike in bond yields would be temporary. Unfortunately, concerns lingered that the Federal Reserve Board would continue to tighten monetary policy, which occurred after the close of the period at the end of August. These concerns pushed long-term bond yields higher and faster than we expected, negatively affecting Fund performance for the latter half of the fiscal year. However, the positive performance of the first half of the year more than offset the negative returns of the second half. Therefore, for the 12 months ended July 31, 1999, the Fund achieved competitive total returns relative to other Florida municipal bonds funds, as measured by Lipper Analytical Services. (Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Co-Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Co-Portfolio Manager

September 13, 1999

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                Standardized
                                                  12 Month       3 Month      Since Inception   30-Day Yield
                                                Total Return   Total Return     Total Return    As of 7/31/99
=============================================================================================================
ML Florida Municipal Bond Fund Class A Shares      +1.57%         -2.16%          +65.08%          4.62%
-------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares      +1.06          -2.28           +58.40           4.30
-------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares      +0.95          -2.41           +31.97           4.20
-------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class D Shares      +1.46          -2.28           +35.21           4.52
=============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 5/31/91 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                    5/31/91**         7/99
ML Florida Municipal Bond Fund+--
Class A Shares*                                     $9,600            $15,848
ML Florida Municipal Bond Fund+--
Class B Shares*                                     $10,000           $15,840
Lehman Brothers Municipal Bond
Index++                                             $10,000           $17,629

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                    10/21/94**        7/99
ML Florida Municipal Bond Fund+--
Class C Shares*                                     $10,000           $13,197
ML Florida Municipal Bond Fund+--
Class D Shares*                                     $9,600            $12,980
Lehman Brothers Municipal Bond
Index++                                             $10,000           $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is 10/31/94. Past performance is not predictive of future performance.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                  +1.69%            -2.37%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                            +6.14             +5.28
--------------------------------------------------------------------------------
Inception (5/31/91)
through 6/30/99                                     +6.38             +5.84
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                       +1.18%         -2.69%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                 +5.62          +5.62
--------------------------------------------------------------------------------
Inception (5/31/91)
through 6/30/99                                          +5.84          +5.84
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                                       +1.18%         +0.21%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                          +6.10          +6.10
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                                   +1.69%           -2.38%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                      +6.64            +5.71
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's    Face                                               Value
Ratings   Ratings   Amount                  Issue                     (Note 1a)
-------------------------------------------------------------------------------
Florida--85.2%
-------------------------------------------------------------------------------
AAA       Aaa      $ 1,095   Altamonte Springs, Florida, Health
                             Facilities Authority, Hospital
                             Revenue Bonds (Adventist Health
                             Systems--Sunbelt), 7% due 10/01/2014 (e)  $  1,300
-------------------------------------------------------------------------------
NR*       Aaa        4,140   Brevard County, Florida, HFA, S/F
                             Mortgage Revenue Bonds, AMT, 6.70%
                             due 9/01/2027 (f)                            4,361
-------------------------------------------------------------------------------
                             Broward County, Florida, HFA, M/F
                             Housing Revenue Refunding Bonds
                             (Lakeside Apartments Project) (d):
AAA       NR*        1,100     6.90% due 8/01/2015                        1,196
AAA       NR*        1,100     7% due 2/01/2025                           1,204
-------------------------------------------------------------------------------
AAA       Aaa        2,820   Celebration Community Development
                             District, Florida (Special Assessment),
                             6% due 5/01/2010 (c)                         2,999
-------------------------------------------------------------------------------
AAA       Aaa        7,650   Charlotte County, Florida, Health Care
                             Facilities Revenue Refunding Bonds
                             (Bon Secours Health System), RIB,
                             7.863% due 8/26/2027 (g)(h)                  8,396
-------------------------------------------------------------------------------
A+        A1         7,715   Citrus County, Florida, PCR, Refunding
                             (Florida Power Corporation--Crystal
                             River), Series A, 6.625% due 1/01/2027       8,161
-------------------------------------------------------------------------------
                             Dade County, Florida, HFA, S/F Mortgage
                             Revenue Bonds, AMT (f):
NR*       Aaa          155     Series B, 7.25% due 9/01/2023 (d)            161
NR*       Aaa        2,790     Series C, 7.75% due 9/01/2022              2,886
-------------------------------------------------------------------------------
A1+       VMIG1+       100   Dade County, Florida, IDA, Exempt
                             Facilities Revenue Refunding Bonds
                             (Florida Power & Light Co.), VRDN,
                             3.30% due 6/01/2021 (a)                        100
-------------------------------------------------------------------------------
NR*       Aaa       12,000   Escambia County, Florida, HFA, S/F
                             Mortgage Revenue Refunding Bonds, AMT,
                             7% due 4/01/2028 (d)(f)                     12,987
-------------------------------------------------------------------------------
BBB       Baa1      11,620   Escambia County, Florida, PCR (Champion
                             International Corporation Project), AMT,
                             6.90% due 8/01/2022                         12,553
-------------------------------------------------------------------------------
BBB       Baa1       1,500   Escambia County, Florida, PCR, Refunding
                             (Champion International Corporation
                             Project), 6.95% due 11/01/2007               1,605
-------------------------------------------------------------------------------
NR*       Aaa        1,105   Florida HFA, Home Ownership Revenue
                             Refunding Bonds, AMT, Series G-1,
                             7.90% due 3/01/2022 (f)                      1,152
-------------------------------------------------------------------------------
AAA       Aaa       10,420   Florida HFA, Revenue Bonds (Maitland
                             Club Apartments), AMT, Series B-1,
                             7% due 2/01/2035 (b)                        11,293
-------------------------------------------------------------------------------
AAA       Aaa       10,000   Florida State Board of Education,
                             Capital Outlay, GO (Public Education),
                             Series B, 4.50% due 6/01/2023 (c)            8,585
-------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITES    Residual Interest Tax-Exempt Securities
S/F      Single-Family
VRDN     Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's    Face                                               Value
Ratings   Ratings   Amount                  Issue                     (Note 1a)
-------------------------------------------------------------------------------
Florida (continued)
-------------------------------------------------------------------------------
AAA       Aaa      $ 2,885   Florida State Mid-Bay Bridge Authority
                             Revenue Bonds, Series A, 5.50%**
                             due 10/01/2026 (b)                        $    616
-------------------------------------------------------------------------------
AAA       Aaa       11,595   Florida State Turnpike Authority,
                             Turnpike Revenue Bonds (Department
                             of Transportation), Series A,
                             4.50% due 7/01/2027 (i)                      9,935
-------------------------------------------------------------------------------
AA        Aa3        2,250   Hillsborough County, Florida, IDA, PCR,
                             Refunding (Tampa Electric Company
                             Project), 7.875% due 8/01/2021               2,455
-------------------------------------------------------------------------------
NR*       VMIG1+       100   Hillsborough County, Florida, IDA, PCR
                             (Tampa Electric Company Project), VRDN,
                             3.25% due 9/01/2025 (a)                        100
-------------------------------------------------------------------------------
AAA       Aaa        2,750   Hillsborough County, Florida, Utility
                             Revenue Refunding Bonds, Series B,
                             6.50% due 8/01/2016 (c)                      2,916
-------------------------------------------------------------------------------
AAA       Aaa       18,940   Jacksonville, Florida, Capital
                             Improvement Revenue Refunding Bonds
                             (Stadium Project), 4.75% due
                             10/01/2025 (b)                              16,908
-------------------------------------------------------------------------------
NR*       VMIG1+       700   Jacksonville, Florida, Health Facilities
                             Authority, Hospital Revenue Refunding
                             Bonds (Genesis Rehabilitation Hospital),
                             VRDN, 3.35% due 5/01/2021 (a)                  700
-------------------------------------------------------------------------------
AAA       Aaa        6,000   Lee County, Florida, Water and Sewer
                             Revenue Bonds, Series A, 5% due
                             10/01/2029 (b)                               5,568
-------------------------------------------------------------------------------
                             Leesburg, Florida, Hospital Revenue
                             Refunding Bonds (Leesburg Regional
                             Medical Center Project):
A-        A3         6,110     Series A, 6.125% due 7/01/2018             6,285
A-        A3         1,515     Series B, 5.625% due 7/01/2013 (j)         1,516
-------------------------------------------------------------------------------
A1+       VMIG1+       100   Martin County, Florida, PCR, Refunding
                             (Florida Power & Light Co. Project),
                             VRDN, 3.35% due 9/01/2024 (a)                  100
-------------------------------------------------------------------------------
NR*       Aaa        4,075   Miami--Dade County, Florida, Public
                             Service Tax Revenue Bonds (UMSA Public
                             Improvements), 5% due 10/01/2023 (g)         3,820
-------------------------------------------------------------------------------
AAA       Aaa        8,500   Miami--Dade County, Florida, Special
                             Obligation Revenue Refunding Bonds,
                             Sub-Series A, 5.61%** due 10/01/2019 (c)     2,736
-------------------------------------------------------------------------------
AAA       Aaa        9,220   Miami--Dade County, Florida, Water and
                             Sewer Revenue Bonds, Series A,
                             5% due 10/01/2029 (i)                        8,557
-------------------------------------------------------------------------------
NR*       Aaa        1,630   Orange County, Florida, School Board,
                             COP, Series A, 5% due 8/01/2024 (c)          1,522
-------------------------------------------------------------------------------
                             Orlando and Orange County Expressway
                             Authority, Florida, Expressway Revenue
                             Refunding Bonds (Junior Lien) (i):
AAA       Aaa       10,000     5% due 7/01/2021                           9,416
AAA       Aaa        5,000     5% due 7/01/2028                           4,654
-------------------------------------------------------------------------------
                             Osceola County, Florida, Sales Tax
                             Revenue Bonds (g):
NR*       Aaa        3,100     5% due 4/01/2019                           2,954
NR*       Aaa        1,940     5% due 4/01/2024                           1,815
-------------------------------------------------------------------------------
AAA       Aaa        2,080   Pasco County, Florida, Health Facilities
                             Authority, Gross Revenue Bonds (Adventist
                             Health System--Sunbelt), 7%
                             due 10/01/2014 (e)                           2,475
-------------------------------------------------------------------------------
A1+       VMIG1+     1,900   Pinellas County, Florida, Health Facilities
                             Authority, Revenue Refunding Bonds
                             (Pooled Hospital Loan Program), DATES,
                             3.50% due 12/01/2015 (a)(b)                  1,900
-------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's    Face                                               Value
Ratings   Ratings   Amount                  Issue                     (Note 1a)
-------------------------------------------------------------------------------
Florida (concluded)
-------------------------------------------------------------------------------
AAA       Aaa      $ 5,000   Polk County, Florida, School Board,
                             COP, Series A, 5% due 1/01/2020 (g)       $  4,742
-------------------------------------------------------------------------------
NR*       Aaa       10,000   Saint Petersburg, Florida, Public
                             Utilities Revenue Bonds, Series A,
                             5% due 10/01/2028 (g)                        9,291
-------------------------------------------------------------------------------
AAA       NR*        5,600   Tampa, Florida, Utility Tax Improvement
                             Revenue Bonds, 5% due 10/01/2019 (g)         5,333
-------------------------------------------------------------------------------
AAA       Aaa        2,500   Winter Haven, Florida, Utility System
                             Revenue Refunding and Improvement Bonds,
                             4.75% due 10/01/2028 (c)                     2,219
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Illinois--2.0%
-------------------------------------------------------------------------------
AAA       Aaa        4,650   Chicago, Illinois, Water Revenue
                             Refunding Bonds, 5.25% due
                             11/01/2027 (i)                               4,414
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Puerto Rico--8.5%
-------------------------------------------------------------------------------
                             Puerto Rico Commonwealth Highway and
                             Transportation Authority, Highway Revenue
                             Refunding Bonds, RITES, Series X (h):
A1+       Baa1       7,600     6.47% due 7/01/2004                        8,075
A1+       Baa1      10,000     6.57% due 7/01/2005                       10,687
-------------------------------------------------------------------------------
Total Investments (Cost--$206,110)--95.7%                               210,648

Variation Margin on Financial Futures Contracts***--0.0%                    101

Other Assets Less Liabilities--4.3%                                       9,351
                                                                       --------
Net Assets--100.0%                                                     $220,100
                                                                       ========
-------------------------------------------------------------------------------
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FNMA Collateralized.
(e)   Escrowed to maturity.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(i)   FGIC Insured.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                         Expiration          Value
Contracts                  Issue                     Date        (Notes 1a & 1b)
--------------------------------------------------------------------------------
   295                US Treasury Bonds         September 1999       $33,916
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$34,478)                                      $33,916
                                                                     =======
--------------------------------------------------------------------------------
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche llp.

See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:            Investments, at value (identified cost--$206,109,925)
                     (Note 1a) ...................................................                 $210,648,248
                   Cash ..........................................................                    1,453,222
                   Receivables:
                     Securities sold .............................................  $ 4,634,103
                     Interest ....................................................    3,215,153
                     Beneficial interest sold ....................................      133,313
                     Variation margin (Note 1b) ..................................      101,406       8,083,975
                                                                                    -----------
                   Prepaid expenses and other assets .............................                      575,149
                                                                                                   ------------
                   Total assets ..................................................                  220,760,594
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Beneficial interest redeemed ................................      166,416
                     Dividends to shareholders (Note 1f) .........................      165,936
                     Investment adviser (Note 2) .................................      107,622
                     Distributor (Note 2) ........................................       68,382         508,356
                                                                                    -----------
                   Accrued expenses and other liabilities ........................                      151,925
                                                                                                   ------------
                   Total liabilities .............................................                      660,281
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ....................................................                 $220,100,313
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized .........................                 $    379,181
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .........................                    1,322,440
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .........................                      108,314
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized .........................                      374,857
                   Paid-in capital in excess of par ..............................                  226,770,785
                   Accumulated realized capital losses on investments--net
                   (Note 5) ......................................................                  (13,955,931)
                   Unrealized appreciation on investments--net ...................                    5,100,667
                                                                                                   ------------
                   Net assets ....................................................                 $220,100,313
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $38,214,465 and 3,791,812
                   shares of beneficial interest outstanding .....................                 $      10.08
                                                                                                   ============

                   Class B--Based on net assets of $133,275,689 and 13,224,401
                   shares of beneficial interest outstanding .....................                 $      10.08
                                                                                                   ============

                   Class C--Based on net assets of $10,897,356 and 1,083,139
                   shares of beneficial interest outstanding .....................                 $      10.06
                                                                                                   ============

                   Class D--Based on net assets of $37,712,803 and 3,748,569
                   shares of beneficial interest outstanding .....................                 $      10.06
                                                                                                   ============
---------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

Statement of Operations

                                                                                             For the Year Ended
                                                                                                  July 31, 1999
---------------------------------------------------------------------------------------------------------------
Investment Income  Interest and amortization of premium and discount earned ......                 $ 12,889,652
(Note 1d):
---------------------------------------------------------------------------------------------------------------
Expenses:          Investment advisory fees (Note 2) .............................  $ 1,286,002
                   Account maintenance fees--Class B(Note 2) .....................      730,121
                   Professional fees .............................................       97,934
                   Accounting services (Note 2) ..................................       93,289
                   Printing and shareholder reports ..............................       91,157
                   Account maintenance and distribution fees--Class C(Note 2) ....       64,309
                   Transfer agent fees--Class B(Note 2) ..........................       52,957
                   Account maintenance and distribution fees--Class D(Note 2) ....       34,267
                   Custodian fees ................................................       16,006
                   Trustees' fees and expenses ...................................       12,983
                   Transfer agent fees--Class A(Note 2) ..........................       12,518
                   Transfer agent fees--Class D(Note 2) ..........................       10,024
                   Pricing fees ..................................................        7,823
                   Transfer agent fees--Class C(Note 2) ..........................        3,807
                   Registration fees (Note 1e) ...................................        3,000
                   Other .........................................................        4,767
                                                                                    -----------
                   Total expenses ................................................                    2,520,964
                                                                                                   ------------
                   Investment income--net ........................................                   10,368,688
                                                                                                   ------------
---------------------------------------------------------------------------------------------------------------
Realized &         Realized gain on investments--net .............................                      817,507
Unrealized Gain    Change in unrealized appreciation on investments--net .........                   (8,567,351)
(Loss) on                                                                                          ------------
Investments--Net   Net Increase in Net Assets Resulting from Operations ..........                 $  2,618,844
(Notes 1b, 1d & 3):                                                                                ============
---------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

Statements of Changes in Net Assets

                                                                                    For the Year Ended July 31,
                                                                                   ----------------------------
Increase (Decrease) in Net Assets:                                                     1999            1998
---------------------------------------------------------------------------------------------------------------
Operations:        Investment income--net .......................................  $ 10,368,688    $ 10,551,320
                   Realized gain on investments--net ............................       817,507       3,911,295
                   Change in unrealized appreciation on investments--net ........    (8,567,351)     (3,082,526)
                                                                                   ------------    ------------
                   Net increase in net assets resulting from operations .........     2,618,844      11,380,089
                                                                                   ------------    ------------
---------------------------------------------------------------------------------------------------------------
Dividends to       Investment income--net:
Shareholders         Class A ....................................................    (2,053,636)     (2,285,733)
(Note 1f):           Class B ....................................................    (6,258,095)     (6,855,902)
                     Class C ....................................................      (448,971)       (325,426)
                     Class D ....................................................    (1,607,986)     (1,084,259)
                                                                                   ------------    ------------
                   Net decrease in net assets from dividends to shareholders ....   (10,368,688)    (10,551,320)
                                                                                   ------------    ------------
---------------------------------------------------------------------------------------------------------------
Beneficial         Net increase (decrease) in net assets derived
Interest             from beneficial interest transactions ......................     7,013,123     (13,639,151)
Transactions                                                                       ------------    ------------
(Note 4):
---------------------------------------------------------------------------------------------------------------
Net Assets:        Total decrease in net assets .................................      (736,721)    (12,810,382)
                   Beginning of year ............................................   220,837,034     233,647,416
                                                                                   ------------    ------------
                   End of year ..................................................  $220,100,313    $220,837,034
                                                                                   ============    ============
---------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

Financial Highlights

                                                                                                 Class A
The following per share data and ratios have been derived                  -------------------------------------------------------
from information provided in the financial statements.                                    For the Year Ended July 31,
                                                                           -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ..................   $ 10.41     $ 10.37     $  9.94     $  9.86     $  9.88
Operating                                                                  -------     -------     -------     -------     -------
Performance:       Investment income--net ..............................       .50         .53         .53         .53         .53
                   Realized and unrealized gain (loss) on
                   investments--net ....................................      (.33)        .04         .43         .08        (.02)
                                                                           -------     -------     -------     -------     -------
                   Total from investment operations ....................       .17         .57         .96         .61         .51
                                                                           -------     -------     -------     -------     -------
                   Less dividends from investment income--net ..........      (.50)       (.53)       (.53)       (.53)       (.53)
                                                                           -------     -------     -------     -------     -------
                   Net asset value, end of year ........................   $ 10.08     $ 10.41     $ 10.37     $  9.94     $  9.86
                                                                           =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ..................      1.57%       5.61%       9.99%       6.30%       5.47%
Return:*                                                                   =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ............................................       .72%        .69%        .69%        .68%        .70%
Net Assets:                                                                =======     =======     =======     =======     =======
                   Investment income--net ..............................      4.80%       5.06%       5.31%       5.30%       5.54%
                                                                           =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ..............   $38,214     $44,173     $47,598     $46,765     $51,805
Data:                                                                      =======     =======     =======     =======     =======
                   Portfolio turnover ..................................    120.54%     101.75%      84.69%     162.83%     178.62%
                                                                           =======     =======     =======     =======     =======
----------------------------------------------------------------------------------------------------------------------------------

                  *Total investment returns exclude the effects of sales
                   charges.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

Financial Highlights (continued)

                                                                                                 Class B
The following per share data and ratios have been derived                 --------------------------------------------------------
from information provided in the financial statements.                                    For the Year Ended July 31,
                                                                          --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ..................  $  10.41    $  10.37    $   9.94    $   9.86    $   9.88
Operating                                                                 --------    --------    --------    --------    --------
Performance:       Investment income--net ..............................       .45         .47         .48         .48         .49
                   Realized and unrealized gain (loss) on
                   investments--net ....................................      (.33)        .04         .43         .08        (.02)
                                                                          --------    --------    --------    --------    --------
                   Total from investment operations ....................       .12         .51         .91         .56         .47
                                                                          --------    --------    --------    --------    --------
                   Less dividends from investment income--net ..........      (.45)       (.47)       (.48)       (.48)       (.49)
                                                                          --------    --------    --------    --------    --------
                   Net asset value, end of year ........................  $  10.08    $  10.41    $  10.37    $   9.94    $   9.86
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ..................      1.06%       5.07%       9.43%       5.76%       4.93%
Return:*                                                                  ========    ========    ========    ========    ========

----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ............................................      1.23%       1.20%       1.20%       1.18%       1.21%
Net Assets:                                                               ========    ========    ========    ========    ========
                   Investment income--net ..............................      4.29%       4.55%       4.80%       4.79%       5.03%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ..............  $133,276    $143,496    $160,562    $195,097    $205,362
Data:                                                                     ========    ========    ========    ========    ========
                   Portfolio turnover ..................................    120.54%     101.75%      84.69%     162.83%     178.62%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------

                  *Total investment returns exclude the effects of sales
                   charges.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

Financial Highlights (continued)

                                                                                                Class C
                                                                         --------------------------------------------------------
                                                                                                                         For the
                                                                                                                          Period
The following per share data and ratios have been derived                                                                Oct. 21,
from information provided in the financial statements.                             For the Year Ended July 31,           1994+ to
                                                                         --------------------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                    1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ................  $ 10.39     $ 10.35     $  9.92     $  9.85     $  9.48
Operating                                                                 -------     -------     -------     -------     -------
Performance:       Investment income--net ..............................      .43         .46         .47         .47         .37
                   Realized and unrealized gain (loss) on
                   investments--net ....................................     (.33)        .04         .43         .07         .37
                                                                          -------     -------     -------     -------     -------
                   Total from investment operations ....................      .10         .50         .90         .54         .74
                                                                          -------     -------     -------     -------     -------
                   Less dividends from investment income--net ..........     (.43)       (.46)       (.47)       (.47)       (.37)
                                                                          -------     -------     -------     -------     -------
                   Net asset value, end of period ......................  $ 10.06     $ 10.39     $ 10.35     $  9.92     $  9.85
                                                                          =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ..................      .95%       4.97%       9.33%       5.54%       7.92%++
Return:**                                                                 =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ............................................     1.33%       1.30%       1.30%       1.28%       1.33%*
Net Assets:                                                               =======     =======     =======     =======     =======
                   Investment income--net ..............................     4.19%       4.44%       4.70%       4.70%       4.84%*
                                                                          =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ............  $10,897     $ 8,900     $ 5,976     $ 5,738     $ 1,954
Data:                                                                     =======     =======     =======     =======     =======
                   Portfolio turnover ..................................   120.54%     101.75%      84.69%     162.83%     178.62%
                                                                          =======     =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------------------

                  *Annualized.
                 **Total investment returns exclude the effects of sales
                   charges.
                  +Commencement of operations.
                 ++Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D
                                                                          --------------------------------------------------------
                                                                                                                         For the
                                                                                                                          Period
The following per share data and ratios have been derived                                                                Oct. 21,
from information provided in the financial statements.                             For the Year Ended July 31,           1994+ to
                                                                          -------------------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                    1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ................  $ 10.39     $ 10.35     $  9.92     $  9.85     $  9.48
Operating                                                                 -------     -------     -------      ------      ------
Performance:       Investment income--net ..............................      .49         .52         .52         .52         .40
                   Realized and unrealized gain (loss) on
                   investments--net ....................................     (.33)        .04         .43         .07         .37
                                                                          -------     -------     -------      ------      ------
                   Total from investment operations ....................      .16         .56         .95         .59         .77
                                                                          -------     -------     -------      ------      ------
                   Less dividends from investment income--net ..........      .49)       (.52)       (.52)       (.52)       (.40)
                                                                          -------     -------     -------      ------      ------
                   Net asset value, end of period ......................  $ 10.06     $ 10.39     $ 10.35      $ 9.92      $ 9.85
                                                                          =======     =======     =======      ======      ======
---------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ..................     1.46%       5.51%       9.89%       6.09%       8.34%++
Return:**                                                                 =======     =======     =======      ======      ======
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses ............................................      .82%        .79%        .79%        .78%        .81%*
Net Assets:                                                               =======     =======     =======      ======      ======
                   Investment income--net ..............................     4.69%       4.95%       5.21%       5.20%       5.39%*
                                                                          =======     =======     =======      ======      ======
---------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ............  $37,713     $24,268     $19,511     $15,231     $ 9,179
Data:                                                                     =======     =======     =======      ======      ======
                   Portfolio turnover ..................................   120.54%     101.75%      84.69%     162.83%     178.62%
                                                                          =======     =======     =======      ======      ======
---------------------------------------------------------------------------------------------------------------------------------

                  *Annualized.
                 **Total investment returns exclude the effects of sales
                   charges.
                  +Commencement of operations.
                 ++Aggregate total investment return.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .......................................         .25%            .25%
Class C .......................................         .25%            .35%
Class D .......................................         .10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              MLFD        MLPF&S
--------------------------------------------------------------------------------
Class A ................................................     $  512      $ 6,097
Class D ................................................     $3,354      $85,416
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $164,622 and $3,967 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,372 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $274,087,520 and $273,390,295, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                         Realized     Unrealized
                                                          Gains         Gains
--------------------------------------------------------------------------------
Long-term investments ..............................    $ 817,507    $ 4,538,323
Financial futures contracts ........................           --        562,344
                                                        ---------    -----------
Total ..............................................    $ 817,507    $ 5,100,667
                                                        =========    ===========
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $4,538,323, of which $7,973,434 related to appreciated securities and $3,435,111 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $206,109,925.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $7,013,123 and

Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

$(13,639,151) for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................     623,802     $  6,549,823
Shares issued to share-holders in reinvestment
of dividends .....................................      93,638          977,452
                                                    ----------     ------------
Total issued .....................................     717,440        7,527,275
Shares redeemed ..................................  (1,169,568)     (12,154,623)
                                                    ----------     ------------
Net decrease .....................................    (452,128)    $ (4,627,348)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................     648,986     $  6,738,638
Shares issued to share-holders in reinvestment
of dividends .....................................     102,167        1,060,119
                                                    ----------     ------------
Total issued .....................................     751,153        7,798,757
Shares redeemed ..................................  (1,098,382)     (11,394,663)
                                                    ----------     ------------
Net decrease .....................................    (347,229)    $ (3,595,906)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................   2,641,615     $ 27,704,661
Shares issued to share-holders in reinvestment
of dividends .....................................     223,635        2,334,238
                                                    ----------     ------------
Total issued .....................................   2,865,250       30,038,899
Automatic conversion of shares ...................     (45,399)        (472,868)
Shares redeemed ..................................  (3,382,327)     (35,227,043)
                                                    ----------     ------------
Net decrease .....................................    (562,476)    $ (5,661,012)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................   1,857,210     $ 19,281,640
Shares issued to share-holders in reinvestment
of dividends .....................................     241,773        2,508,474
                                                    ----------     ------------
Total issued .....................................   2,098,983       21,790,114
Automatic conversion of shares ...................     (44,185)        (459,536)
Shares redeemed ..................................  (3,756,113)     (38,946,230)
                                                    ----------     ------------
Net decrease .....................................  (1,701,315)    $(17,615,652)
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................     452,873     $  4,749,589
Shares issued to shareholders in reinvestment
of dividends .....................................      22,394          233,145
                                                    ----------     ------------
Total issued .....................................     475,267        4,982,734
Shares redeemed ..................................    (248,663)      (2,576,188)
                                                    ----------     ------------
Net increase .....................................     226,604     $  2,406,546
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................     367,401      $ 3,807,777
Shares issued to shareholders in reinvestment
of dividends .....................................      17,062          176,743
                                                    ----------     ------------
Total issued .....................................     384,463        3,984,520
Shares redeemed ..................................    (105,334)      (1,094,008)
                                                    ----------     ------------
Net increase .....................................     279,129      $ 2,890,512
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................   2,718,041     $ 28,457,813
Automatic conversion of shares ...................      45,482          472,868
Shares issued to shareholders in reinvestment
of dividends .....................................      59,085          615,511
                                                    ----------     ------------
Total issued .....................................   2,822,608       29,546,192
Shares redeemed ..................................  (1,409,467)     (14,651,255)
                                                    ----------     ------------
Net increase .....................................   1,413,141     $ 14,894,937
                                                    ==========     ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                    Shares          Amount
--------------------------------------------------------------------------------
Shares sold ......................................     762,178      $ 7,918,934
Automatic conversion of shares ...................      44,259          459,536
Shares issued to shareholders in reinvestment
of dividends .....................................      43,073          446,045
                                                    ----------     ------------
Total issued .....................................     849,510        8,824,515
Shares redeemed ..................................    (399,214)      (4,142,620)
                                                    ----------     ------------
Net increase .....................................     450,296      $ 4,681,895
                                                    ==========     ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1999, the Fund had a capital loss carryforward of approximately $11,654,000, of which $9,378,000 expires in 2003 and $2,276,000 expires in 2004.
This amount will be available to offset like amounts of any future taxable gains.


17
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Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
September 15, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.


18
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Merrill Lynch Florida Municipal Bond Fund                          July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16031--7/99

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